SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 11, 2009

CRESCENT FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

North Carolina	000-32951	56-2259050
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification
number)

1005 HIGH HOUSE ROAD, CARY, NC  27513

(Address of principal executive offices)

Registrant’s telephone number, including area code (919) 460-7770

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 11, 2009, Jon T Vincent resigned from the Registrant’s Board of Directors and from that of its wholly-owned subsidiary, Crescent State Bank.  Mr. Vincent’s resignation is not the result of any disagreement with the Registrant.  Mr. Vincent served as Chairman of the Audit Committee of the Registrant’s Board of Directors and also served as a member of the Compensation Committee.

A copy of Mr. Vincent’s resignation letter is filed as Exhibit 99.1 to this current report.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Resignation Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT FINANCIAL CORPORATION

By:	/s/ Michael G. Carlton
Michael G. Carlton
President and Chief Executive Officer

Dated:    August 14, 2009

Exhibit Index
99.1	Resignation Letter